MODIVCARE INC.

INVESTOR PRESENTATION

JANUARY 2021

NASDAQ: MODV

"MAKING CONNECTIONS TO CARE"

FORWARD LOOKING STATEMENTS

Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals’ actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers’ compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company’s performance, and Free Cash Flow, which is a non-GAAP financial measure of our Company’s liquidity. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; and (8) integration costs. Free Cash Flow is defined by us as adjusted EBITDA (as defined above) less capital expenditures. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our use of the term Free Cash Flow is not intended to imply, and no inference should be made, however, that the reported amounts are free to be used without restriction for discretionary expenditures, as our use of these funds may be restricted by the terms of our outstanding indebtedness, including our senior credit facility, and otherwise earmarked for other non-discretionary expenditures. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

WHO IS MODIVCARE?

- On January 6, 2021, The Providence Service Corporation and LogistiCare **rebranded as ModivCare**, to align our entire organization, from our processes to our people, around our core purpose — *Making Connections to Care*.
- We provide critical **social determinants of health ("SDoH")** solutions, serving healthcare's most vulnerable populations.
- We are the **largest non-emergency medical transportation ("NEMT") provider** in the US.
- We are a leader in **non-medical home care services**, through Simplura Health Group.
- We hold a minority equity investment in Matrix Medical Network.

Headquarters	**Denver**
Year Formed	**1996**
Employees[2]	**~17,800**
Exchange/Ticker	**NASDAQ/MODV**
Recent Price (1/8/21)	**$156.95**
Shares Out. (11/3/20)	**~14.2 mm**
Market Cap. (1/8/21)	**~$2.2 bn**
Total Cash[2] (9/30/20)	**~$199 mm**
Total Debt[2] (9/30/20)	**~$607 mm**
Enterprise Value[2] (1/8/21)	**~$2.6 bn**

75 mm Trips per Year[1]

5,800+ Transportation Providers[1]

29 mm Lives Managed[1]

~14,000 Personal Caregivers[2]

>20 mm Hours of Care Per Year[2]

[1] Pro forma for the National MedTrans acquisition. [2] Pro forma for the Simplura Health Group acquisition.

VISION: ONE-STOP SHOP FOR SDOH SOLUTIONS


Simplura HEALTH GROUP
modivcare
modivcare
Personal Care
Behavioral / Social
Nutrition
Medication Management
Transportation
Remote Monitoring
Supportive Care
Clinical Interventions
Home Nursing
Hospice
House Calls
Dialysis / Infusion
Equipment / Supplies
Telemedicine

- MODV is one of the largest players in SDOH today with unique technology, risk and data capabilities
- Combined organization will have platforms across multiple high value segments:
  - Transportation
  - Personal Care
  - Nutrition / food
- Clear path to better coordinate and integrate service lines and drive efficiencies via technology
- Goal to shift over time to bundled, value-based contracting, similar to non-emergency medical transportation

MODV has a unique opportunity to organize, standardize and integrate day-to-day supportive services, addressing gaps in current value-based care models and enabling longitudinal care management.

NEW LEADERSHIP WITH A TRACK RECORD OF OPERATIONAL EXCELLENCE



DANIEL E. GREENLEAF
PRESIDENT & CEO

bioscrip, CORAM, HomeSolutions, APRIA

December 2019



KEVIN DOTTS
CHIEF FINANCIAL OFFICER

fusion connect, INAP, Culligan, EarthLink, GE

August 2018



KENNETH WILSON
CHIEF OPERATING OFFICER

Hanger, sodexo, CardinalHealth, Baxter

May 2020



KATHRYN STALMACK
SVP, GENERAL COUNSEL

bioscrip, POLSINELLI

August 2019



WALT MEFFERT
CHIEF INFORMATION OFFICER

Hanger, CORAM, VersantHealth, APRIA

January 2020



JOHN MCMAHON
CHIEF ACCOUNTING OFFICER

option care health, bioscrip, HESKA, Advanced Energy

August 2020



LAUREL EMORY
SVP, HUMAN RESOURCES

CORAM, MEDICAL TEAMS INTERNATIONAL

February 2020



JODY KEPLER
CHIEF COMPLIANCE OFFICER

bioscrip, CORAM

March 2020

Non-Emergency Medical Transportation

ModivCare provides non-emergency medical transportation services for members whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services.

NEMT 2019 REVENUE BREAKDOWN ($1.5B)[1]

>90% ANNUAL RENEWAL RATE

By Funding Source


92%
8%
Medicaid
Medicare Advantage

*Stable non-cyclical **Medicaid** business plus significant **Medicare Advantage (“MA”) growth** opportunity (MA enrollment increases and NEMT benefit expansion)*

By Contract Type


85%
15%
Capitated
Other

*Capitated contracts drive predictability through per member per month **recurring revenue***

By Payor Type


51%
49%
MCOs
State Medicaid Agencies

Managed Care Organization (“MCO”) contracts tend to be annual evergreen, while State contracts renew every 3 to 5 years

[1] *Actual reported revenue; not pro forma for the National MedTrans acquisition.*

LAUNCHED SIX-PILLAR STRATEGY TO DRIVE TRANSFORMATIONAL GROWTH

RIGHT PEOPLE IN THE RIGHT SEATS

Ensuring each person is in the role that best fits their skills and capabilities

VOICE OF THE CUSTOMER

Creating a best-in-class experience for our customers and members

TRANSFORMATIONAL GROWTH

Growing beyond being the largest NEMT provider into a durable healthcare transportation company

SINGLE REPEATABLE MODEL

Standardizing and being more customer-centric across each contact center

ENHANCED TECHNOLOGY PLATFORM

Rollout of in-demand product that brings the best capabilities of LogistiCare Technology Platform

REBRANDING

Defining our company's mission, vision, and values and tying them to our external and internal brand

COMPANY CORE VALUES AND INITIATIVES

CLEAR MARKET LEADER IN THE U.S. NEMT INDUSTRY

- ModivCare is more than three times larger than the #2 player
- Nationwide presence
- Scale matters
  - Ability to invest in technology and innovation to enhance customer experience
  - Transportation provider network efficiencies
  - Recruitment of top talent

Estimated U.S. NEMT Market Share[1]



modivcare
FORMERLY LOGISTICARE
~40%
~11%
MTM
~5%
SOUTHEASTRANS
~4%
veyo
~40%
$4.3 B
Other / Fragmented

[1] *Pro forma for the National MedTrans acquisition. Note: Company's management's estimates.*

NEMT - LARGE & GROWING ADDRESSABLE MARKET



$14.0B
$8.0B
$4.3B
$1.7B

Add **~$6B for Adjacent Market Opportunities** (e.g., Workers Comp, VA, Food Delivery, Retirees)

Add **~$4B for Medicare Advantage Growth** (potential benefit expansion and enrollment increases over the next decade)

Existing U.S. NEMT Market (est.)

ModivCare (2019 revenue)[1]

Multiple levers for growth in core NEMT market and adjacencies

[1] *Pro forma for the National MedTrans acquisition. Note: Company's management's estimates.*

NEMT - INDUSTRY GROWTH DRIVERS

- Medicaid enrollment increasing an estimated **7-10%** near term
- Medicare Advantage-eligible beneficiaries expected to increase from 59mm to **80mm** by 2030
- **Rapidly aging population**
- Increased emphasis on **social determinants of health**
- Focus on **value-based care** and outcomes that drive lower comprehensive cost of health care
- Biden administration stance on **tackling inequality in healthcare**
- Formal **enactment of essential Medicaid benefit** covering non-emergency medical transportation (December 2020)

NATIONAL MEDTRANS ACQUISITION – MAY 2020

- **Financially Compelling**
  - Purchase price: **~$80 million** all cash
  - Gross margin profile in line with ModivCare's
  - Annual revenue of **>$200 million**
  - **~85%** capitated (recurring in nature)
  - **Accretive** to earnings

- **Strategically Compelling**
  - Deepens national presence, solidifies our **#1 position** in the industry
  - Establishes **long-term partnership** with key payor
  - Brings approximately **2 million** members to the ModivCare platform
  - Adds **~$50 million** of annual Medicare Advantage revenue
  - Leverages ModivCare's **scale** – acquiring ongoing contractual relationships

MODIVCARE'S COVID-19 RESPONSE

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program (bridge loans and assistance with insurance)
- We are **well positioned to withstand the storm**
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment

~1mm Meals Delivered NJ

~317k Meals Delivered PA

~182k Meals Delivered FL





SIMPLURA HEALTH GROUP

ModivCare's Simplura subsidiary provides non-medical home care to primarily Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living.

SIMPLURA ACQUISITION – ANNOUNCED SEPT. 2020

- **Immediately accretive** before synergies
- Simplura's differentiators:
  - **High customer retention** rates
  - **Low employee turnover** vs. industry average
  - **Large scale** in existing markets
  - **Above-average margin** profile
  - Long-term **patient-caregiver relationships**
  - Complex cases and **waiver program expertise**
    - Traumatic Brain Injury
    - Nursing Home Transition and Diversion

2019 Revenue	$467.2 mm
2019 Adj EBITDA[1]	$51.2 mm
Transaction Price	$575 mm all cash
Transaction Multiple	11.3x EV / 2019 Adj. EBITDA of $51.2 mm

Simplura Enables Aging in Place and Supports Wellness

- Meal Prep
- Rx Reminder
- Bathing
- Assist with Dressing
- Personal Hygiene
- Assist with Ambulation

Large Scale in Existing States (NY, PA, MA, FL, NJ, WV, CT)



[1] Refer to GAAP to Non-GAAP reconciliation in appendix

SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET IN A LARGE AND HIGH-GROWTH ADJACENCY


$63.0B
Core NEMT Market[2]
$8.0B
$4.3B
$1.7B
Add ~$55B for Personal Care Services Market[1]
Add ~$4B for Medicare Advantage Growth (potential NEMT benefit expansion and enrollment increases over the next decade)
Existing U.S. NEMT Market (est.)
ModivCare (2019 revenue)[3]

The personal care market is expected to grow to ~$100 billion by 2024 (~9-14% CAGR)[1] benefiting from the same trends as NEMT

[1]Source: McKinsey; [2]Based on company estimates; excludes ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Food Delivery, Retirees); [3]Pro forma for the National MedTrans acquisition

SIMPLURA PROVIDES A NEW GROWTH PLATFORM IN HIGHLY FRAGMENTED INDUSTRY

- **>18,000** licensed U.S. home and community services agencies
- Top three players, including Simplura, make up **<5% of market**
- Trend towards **narrowing of provider networks**
- **Industry consolidation** expected to accelerate
- Simplura has a **robust pipeline of acquisition candidates** across the provider landscape and typically pursues deals that range between 5x and 6x EBITDA.

MODIVCARE HAS MULTIPLE GROWTH LEVERS

Deliver on organic growth pillars

Execute on Simplura growth pathways

- Strategically acquisitive
- Existing market growth
- Managed care penetration
- New markets and programs

Deepen payor relationships by creating a "one-stop shop" for Social Determinants of Health solutions

MATRIX MEDICAL

POTENTIAL TO UNLOCK VALUE FROM MATRIX

- We own a **43.6%** minority stake in Matrix Medical Network
- Matrix represents **additional "hidden" value** not reflected in Providence's reported adjusted EBITDA
- >$330 mm pre-tax valuation potential for MODV shareholders at industry multiple
- Successful launch of a **new employee health and wellness product** developed for companies maintaining critical operations during COVID-19
- Ramp of **in-home** and **telehealth assessments** for its core business

$255 mm Net Debt 9/30/20

$103 mm LTM 9/30/20 Adj. EBITDA[1]

$141 mm Book Value 9/30/20

Q3 Adjusted EBITDA[1] ($ mm)


$10.0
$54.3
Q3'19
Q3'20

Matrix provides a broad array of assessment and care management services that improve health outcomes for individuals and financial performance for health plans. Matrix's national network of community-based clinicians delivers in-home and on-site services while its fleet of mobile health clinics provide community-based care with advanced diagnostic capabilities. These solutions combined with Matrix's advanced engagement approach, help health plans manage risks, close care gaps and connect members to care.

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

MODIVCARE INVESTMENT HIGHLIGHTS

- Strong Competitive Advantages Developed over 20+ Years
- New Leadership with a Track Record of Operational Excellence
- Launched Six-Pillar Strategy to Drive Transformational Growth
- Clear Market Leader in Expanding NEMT Industry with Adjacent Opportunities
- Long-Tailed Growth Opportunity in Non-Medical Home Care
- Attractive Financial Profile Driven by Asset-Light Business Model
- Potential to Unlock Value from Matrix Equity Investment

APPENDIX

CREATING VALUE THROUGH SMART CAPITAL ALLOCATION

March 2020 — Accretive

Share Buyback Authorization

Total stock repurchased:

~$10 mm

($52.06 per share avg.)

May 2020 — Accretive

Acquisition of National MedTrans

Purchase price:

~$80 mm

June 2020 — Accretive

Conversion of Series A Preferred

First tranche[1] conversion:

~$80 mm

Sept 2020 — Accretive

Agreement to Acquire Simplura

Purchase price:

~$575 mm

[1] *On September 3, 2020, the Company converted all remaining Series A Preferred stock.*

MATRIX – ILLUSTRATIVE VALUATION

DIFFERENT CAPITAL STRUCTURE THAN PROVIDENCE

- Legacy risk adjustment models consistently trade at EBITDA multiples of 10x-12x
- New risk- and value-based models similar to Matrix are obtaining EBITDA multiples greater than 12x

$Millions	Illustrative Scenario
LTM Adjusted EBITDA (9/30/20)[1]	$103.3
Illustrative Multiple	10.0x
Implied Enterprise Value	**$1,033.0**
Less: Net Debt (9/30/20)	($255.0)
Theoretical Equity Value	**$778.0**
MODV Ownership	43.6%
Potential Value to MODV Shareholders (Pre-Tax)	**$339.2**

[1] *Refer to GAAP to Non-GAAP reconciliation on slide 30*

SIMPLURA - TAILWINDS SUPPORTING GROWTH

Positive Demographic Trends Will Support Growth for Years

Daily Average Number of U.S. Population Turning 65 Years Old (thousands)



Baby Boomers Begin Turning 65
5.5
5.5
5.8
6.2
7.2
7.3
9.8
9.3
9.6
10.2
10.8
11.3
11.3
11.6
11.4
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028

65+ Years Old U.S. Population (millions)



Percent of Population
15%
17%
21%
22%
22%
23%
49.2
56.1
73.1
80.8
85.7
94.7
2016
2020
2030
2040
2050
2060

Well Positioned for Value-Based Care Environment: Lowest Cost Care Setting

Daily Cost of Care by Setting



$2,882
~95% Cost Savings
$1,512
$1,415
$388
$189
Hospital
LTACH
IRF
SNF
Homecare

Medicaid LTSS Spend by HCBS vs Institutional



73%
65%
57%
51%
43%
27%
36%
43%
49%
57%
Institutional LTSS
Home and Community-Based Services
2000
2004
2008
2012
2016

Sources: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

NEMT 2020 FINANCIAL PERFORMANCE

$ Millions

Revenue



$367.3
$282.3
$320.6
Q1 '20
Q2 '20
Q3 '20

Adjusted EBITDA



4.4%
20.0%
17.2%
$16.0
$56.4
$55.3
Q1 '20
Q2 '20
Q3 '20
Adj. EBITDA Margin

Free Cash Flow[1]



90.0%
98.6%
95.4%
$14.4
$55.6
$52.8
Q1 '20
Q2 '20
Q3 '20
FCF Conversion

Gross Profit[2]



23.9%
46.3%
40.3%
$87.6
$130.8
$129.1
Q1 '20
Q2 '20
Q3 '20
Gross Margin

(1) *Defined as Adjusted EBITDA less CapEx.*
(2) *NEMT gross profit calculated as revenue less purchased services.*

SIMPLURA HISTORICAL FINANCIAL PERFORMANCE

$ Millions

Revenue


$390.9
$467.2
$233.3
2018
2019
YTD 6/30/20

Adjusted EBITDA


12.7%
11.0%
9.1%
$50.0
$51.2
$21.2
2018
2019
YTD 6/30/20
Adj. EBITDA Margin

Free Cash Flow[1]


98.6%
99.4%
99.5%
$49.3
$50.9
$21.1
2018
2019
YTD 6/30/20
FCF Conversion

Gross Profit


24.3%
24.6%
21.2%
$95.2
$114.9
$51.3
2018
2019
YTD 6/30/20
Gross Margin

(1) Defined as Adjusted EBITDA less CapEx.

NEMT ADJUSTED EBITDA AND FREE CASH FLOW RECONCILIATIONS

$Millions	Q1 2020	Q2 2020	Q3 2020
Revenue	$ 367.3	$ 282.3	$ 320.6
Income from Cont Ops	16.3	37.3	38.9
Interest Expense, Net	0.2	1.5	0.4
Income Tax Provision	(9.0)	14.5	14.4
Depreciation and Amortization	3.8	6.1	7.3
EBITDA	**$ 11.3**	**$ 59.4**	**$ 61.0**
COVID-19 related costs		0.2	0.1
Asset Impairment	-	-	-
Transaction Expense	0.9	0.3	3.6
Restructuring and Related Expense	1.2	1.0	1.0
Equity in Net Loss/(Gain) of Investee	2.6	(4.4)	(10.3)
(Gain) on Remeasure of Cost Method Investment	-	-	-
Litigation (Income)/Expense, net	-	-	-
Adjusted EBITDA	**$ 16.0**	**$ 56.4**	**$ 55.3**
Less Capital Expenditures	(1.6)	(0.7)	(2.5)
Free Cash Flow	***$ 14.4***	***$ 55.7***	***$ 52.8***

SIMPLURA ADJUSTED EBITDA AND FREE CASH FLOW RECONCILIATIONS

$Millions	2018	2019	YTD 6/30/20
Revenue	$ 390.9	$ 467.2	$ 233.3
Net Income (Loss)	(3.4)	4.5	(5.9)
Interest Expense, Net	24.5	28.0	13.9
Income Tax Provision	2.0	2.6	0.7
Depreciation and Amortization	18.1	19.7	10.2
EBITDA	**$ 41.2**	**$ 54.8**	**$ 18.9**
COVID-19 related costs	-	-	1.7
Management Fees	1.5	1.5	0.8
Transaction Expense	2.0	2.9	2.0
Restructuring and Other	5.3	(8.0)	(2.2)
Adjusted EBITDA	**$ 50.0**	**$ 51.2**	**$ 21.2**
Less Capital Expenditures	(0.7)	(0.3)	(0.1)
Free Cash Flow	***$ 49.3***	***$ 50.9***	***$ 21.1***

ADJUSTED EBITDA RECONCILIATION
(MATRIX)

$Millions	FYE 2019	LTM 9/30/20	YTD Q3 2019	YTD Q3 2020	Q3 2019	Q3 2020
Revenue	$ 275.4	$ 357.3	$ 210.8	$ 292.7	$ 71.7	$ 140.7
Net (Loss) Income	(69.4)	(30.4)	(15.1)	23.9	(6.9)	21.4
Interest Expense, Net	24.9	21.2	19.0	15.3	6.2	4.5
Income Tax (Benefit) Provision	(16.5)	(2.2)	(4.5)	9.9	(2.0)	9.6
Depreciation and Amortization	43.7	40.3	33.7	30.4	11.3	10.7
EBITDA	**$ (17.3)**	**$ 28.9**	**$ 33.2**	**$ 79.5**	**$ 8.6**	**$ 46.2**
COVID-19 Related Costs	-	6.6	-	6.6	-	1.5
Management Fee	2.2	4.2	1.8	3.8	0.5	2.2
Transaction Costs	0.7	2.4	0.4	2.1	0.1	0.3
Severence Expense	1.9	2.3	0.8	1.2	0.8	0.3
Integration Costs	1.5	-	1.5	-	-	-
Restructuring Expense	-	3.8	-	3.8	-	3.8
Asset Impairment	55.1	55.1	-	-	-	-
Adjusted EBITDA	**$ 44.0**	**$ 103.3**	**$ 37.7**	**$ 97.0**	**$ 10.0**	**$ 54.3**

The results of our equity method investment are excluded from the calculation of ModivCare's Adjusted EBITDA.

IR CONTACT

The Equity Group

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com